UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 27, 2019
(Date of earliest event reported)

BBCMS Mortgage Trust 2019-C3
(Central Index Key Number 0001772527)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation
(Central Index Key Number 0001755531)

(Exact name of sponsor as specified in its charter)

KeyBank National Association
(Central Index Key Number 0001089877)

(Exact name of sponsor as specified in its charter)

UBS AG
(Central Index Key Number 0001685185)

(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC
(Central Index Key Number 0001542256)

(Exact name of sponsor as specified in its charter)

Rialto Mortgage Finance, LLC
(Central Index Key Number 0001592182)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-226850-02	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01.	Entry into a Material Definitive Agreement.
Item 6.02.	Change of Servicer or Trustee.

On June 11, 2019, Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of June 1, 2019 (the “Pooling and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of BBCMS Mortgage Trust 2019-C3, Commercial Mortgage Pass-Through Certificates, Series 2019-C3 (the “Certificates”).

The Mortgage Loans identified as the GNL Industrial Portfolio Mortgage Loan and the ExchangeRight Net Lease Portfolio 26 Mortgage Loan in the Pooling and Servicing Agreement, each of which are assets of the Issuing Entity, are each part of a whole loan (the “GNL Industrial Portfolio Whole Loan” and the “ExchangeRight Net Lease Portfolio 26 Whole Loan”, respectively) that also include additional pari passu promissory notes that are not assets of the Issuing Entity. The GNL Industrial Portfolio Whole Loan and the ExchangeRight Net Lease Portfolio Whole Loan are being serviced and administered pursuant to a pooling and servicing agreement, dated as of June 1, 2019 (the “CSAIL 2019-C16 Pooling and Servicing Agreement”) by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the CSAIL 2019-C16 securitization transaction into which the controlling companion loan is deposited.

The terms and conditions of the CSAIL 2019-C16 Pooling and Servicing Agreement applicable to the servicing of the GNL Industrial Portfolio Mortgage Loan and the ExchangeRight Net Lease Portfolio 26 Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on June 11, 2019; provided that under the CSAIL 2019-C16 Pooling and Servicing Agreement the minimum monthly special servicing fee for a mortgage loan is $5,000. The CSAIL 2019-C16 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated as of June 1, 2019, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 28, 2019	Barclays Commercial Mortgage Securities LLC (Registrant)

	By:	/s/ Daniel Vinson
Name: Daniel Vinson Title: Chief Executive Officer